Exhibit 99.1 Public Service Enterprise Group SECOND QUARTER 2025 NYSE: PEG Financial Results Presentation August 5, 2025

PSEG Second Quarter 2025 Forward-Looking Statements Certain of the matters discussed in this report about our and our subsidiaries’ future performance, • fluctuations in, or third-party default risk in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; including, without limitation, future revenues, earnings, strategies, prospects, consequences, and • the ability to obtain adequate nuclear fuel supply; all other statements that are not purely historical constitute “forward-looking statements” within • changes in technology related to energy generation, distribution and consumption and the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking changes in customer usage patterns; statements are subject to risks and uncertainties, which could cause actual results to differ • third-party credit risk relating to our sale of nuclear generation output and purchase of nuclear fuel; materially from those anticipated. Such statements are based on management’s beliefs as well as • any inability to meet our commitments under forward sale obligations and Regional assumptions made by and information currently available to management. When used herein, the Transmission Organization rules; words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” • the impact of changes in state and federal legislation and regulations on our business, “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to including PSE&G’s ability to recover costs and earn returns on authorized investments; • PSE&G’s proposed investment projects or programs may not be fully approved by identify forward-looking statements. Factors that may cause actual results to differ are often regulators and its capital investment may be lower than planned; presented with the forward-looking statements themselves. Other factors that could cause actual • our ability to receive sufficient financial support for our New Jersey nuclear plants from results to differ materially from those contemplated in any forward-looking statements made by us the markets, production tax credit and/or zero emission certificates program; herein are discussed in filings we make with the United States Securities and Exchange • adverse changes in and non-compliance with energy industry laws, policies, regulations and standards, including market structures and transmission planning and transmission Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form returns; 10-Q and Form 8-K. These factors include, but are not limited to: • risks associated with our ownership and operation of nuclear facilities and third-party • any inability to successfully develop, obtain regulatory approval for, or construct operation of co-owned nuclear facilities, including increased nuclear fuel storage costs, transmission and distribution, and our nuclear generation projects; regulatory risks, such as compliance with the Atomic Energy Act and trade control, • the physical, financial and transition risks related to climate change, including risks relating environmental and other regulations, as well as operational, financial, environmental and to potentially increased legislative and regulatory burdens, changing customer preferences health and safety risks; and lawsuits; • changes in federal, state and local environmental laws and regulations and enforcement; • any equipment failures, accidents, critical operating technology or business system • delays in receipt of, or an inability to receive, necessary licenses and permits and siting failures, natural disasters, severe weather events, acts of war, terrorism or other acts of approvals; and violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents • changes in tax laws and regulations. that may impact our ability to provide safe and reliable service to our customers; • any inability to recover the carrying amount of our long-lived assets; All of the forward-looking statements made in this report are qualified by these cautionary • disruptions or cost increases in our supply chain, including labor shortages; statements and we cannot assure you that the results or developments anticipated by • any inability to maintain sufficient liquidity or access sufficient capital on commercially management will be realized or even if realized, will have the expected consequences to, or reasonable terms; • the impact of cybersecurity attacks or intrusions or other disruptions to our information effects on, us or our business, prospects, financial condition, results of operations or cash flows. technology, operational or other systems; Readers are cautioned not to place undue reliance on these forward-looking statements in • an increasing demand for power and load growth, potentially compounded by a shift away making any investment decision. Forward-looking statements made in this report apply only as from natural gas toward increased electrification; of the date of this report. While we may elect to update forward-looking statements from time to • failure to attract and retain a qualified workforce; • increases in the costs of equipment, materials, fuel, services and labor; time, we specifically disclaim any obligation to do so, even in light of new information or future • the impact of our covenants in our debt instruments and credit agreements on our events, unless otherwise required by applicable securities laws. business; • adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning The forward-looking statements contained in this report are intended to qualify for the safe Trust Fund and increases in funding requirements; harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of • any inability to enter into or extend certain significant contracts; the Securities Exchange Act of 1934, as amended. • development, adoption and use of Artificial Intelligence by us and our third-party vendors; 2 2

PSEG Second Quarter 2025 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income Net Income, which is an indicator of financial performance reported in accordance with accounting principles generally determined in accordance with GAAP. In addition, non-GAAP accepted in the United States (GAAP). Operating Earnings is a Operating Earnings as presented in this report may not be non-GAAP financial measure that differs from Net Income. Non- comparable to similarly titled measures used by other GAAP Operating Earnings exclude the impact of gains (losses) companies. associated with the Nuclear Decommissioning Trust (NDT), Due to the forward-looking nature of non-GAAP Operating Mark-to-Market (MTM) accounting and other material infrequent Earnings guidance, PSEG is unable to reconcile this non-GAAP items. The last two slides in this presentation (Slides A and B) financial measure to the most directly comparable GAAP include a list of items excluded from Net Income to reconcile to financial measure because comparable GAAP measures are not non-GAAP Operating Earnings with a reference to those slides reasonably accessible or reliable due to the inherent difficulty in included on each of the slides where the non-GAAP information forecasting and quantifying measures that would be required for appears. such reconciliation. Namely, we are not able to reliably project Management uses non-GAAP Operating Earnings in its internal without unreasonable effort MTM and NDT gains (losses), for analysis, and in communications with investors and analysts, as future periods due to market volatility. These items are a consistent measure for comparing PSEG’s financial uncertain, depend on various factors, and may have a material performance to previous financial results. The presentation of impact on our future GAAP results. non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication or the Form 8-K to which it is an exhibit. 3 3

PSEG Second Quarter 2025 PSEG Q2 2025 Highlights Second Quarter Results • Net Income of $1.17 per share in Q2 2025 • Non-GAAP Operating Earnings of $0.77 per share in Q2 2025 Operational Excellence • System investments and well executed storm restoration benefited customers following extreme 4-day heat storm in June ✓ PSE&G quickly restored service to 99% of customers affected by weather related outages within 24 hours th ✓ PSE&G successfully managed a summer peak load of 10,229 MW on June 24 , the highest system load since 2013, and temperatures reaching 103 degrees • PSE&G named J.D. Power award winner as the Most Appealing Brand among both Residential Electric and Gas Utilities in the East for second year in a row, reflecting high performance in customer satisfaction and trust • PSEG Nuclear achieved a capacity factor of 88.8% for the quarter following completion of scheduled refueling outage at S1 Unit and 94.3% YTD Disciplined Investment • PSE&G invested ~$0.9 billion in Q2; on track for full year 2025 regulated capital spending plan of ~$3.8 billion • Regulated capital investment program for 2025 - 2029 of $21 billion - $24 billion driven by infrastructure modernization, energy efficiency, and growing customer demand See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other. 4 4 Note: PSEG Power & Other includes nuclear generating fleet, gas supply operations, PSEG Long Island, competitively bid regulated transmission investments, Parent and other.

PSEG Second Quarter 2025

PSEG Reaffirms Full Year 2025 Outlook


~9% Year-Over-Year Growth
$3.68
$3.94 - $4.06
2024 Non-GAAP Operating Earnings
2025E Non-GAAP Operating Earnings Guidance

- **PSEG maintained 2025 non-GAAP Operating Earnings guidance of $3.94 - $4.06 per share, representing ~9% increase at the midpoint over 2024 results**
- **Key drivers and assumptions for 2025 include:**
  - \+ New distribution base rates effective for the full year
  - \+ Clause-based investment recoveries for infrastructure modernization and EE
  - \+ Higher PSE&G rate base, increased by ~12% at YE 2024 over YE 2023
  - \+ Higher PTC threshold price estimated at $44.75/MWh for 2025
  - -- ZEC II award payments ended May 2025
  - -- Hope Creek refueling scheduled for fall 2025 includes fuel cycle extension work
  - -- Higher costs, including interest and depreciation
- **Regulated capital spending plan of ~$3.8 billion for 2025 focused on continued investments in infrastructure modernization, energy efficiency and load growth**
- **Increased indicative 2025 annual common dividend by 5% to $2.52 per share**

All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors.

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PSEG Second Quarter 2025

PSEG: Strong Business Mix and Predictable Growth


Non-GAAP Operating Earnings
2025-2029 CAGR 5%-7%
2025E
2029E

- PSEG's long-term non-GAAP earnings growth outlook of 5%-7% is based on the midpoint of 2025 guidance range (a 9% higher baseline)
- ~90% of PSEG's projected non-GAAP Operating Earnings over the 2025-2029 period are from PSE&G
- Total PSEG capital program of $22.5B - $26B for 2025-2029
- $21B - $24B regulated capital investment program for 2025-2029, supports PSE&G's Rate Base CAGR of 6%-7.5% over the same period
- Solid balance sheet supports execution of robust 5-year capital plan without the need to issue equity or sell assets
- Outlook assumes PTC threshold price, adjusted annually for inflation
- Growth beyond forecasted CAGR range could be achieved through opportunities to contract existing nuclear output under longer-term contracts at prices above the nuclear PTC threshold

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PSEG Second Quarter 2025 Q2 2025 Review 7

PSEG Second Quarter 2025 PSEG Q2 Results PSEG Summary – Three Months ended June 30, Net Income ($ in millions) 2025 2024 Change PSE&G $332 $302 $30 PSEG Power & Other $253 $132 $121 Total PSEG $585 $434 $151 Non-GAAP Operating Earnings ($ in millions) 2025 2024 Change PSE&G $332 $302 $30 PSEG Power & Other $52 $11 $41 Total PSEG $384 $313 $71 8 8 See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other.

PSEG Second Quarter 2025 PSEG EPS Reconciliation – Q2 Results $1.17 $1.20 $1.10 $1.00 $1.10 ~ ~ $0.87 $0.90 $0.77 $0.08 $0.80 $0.06 $0.70 $0.63 Gross Margin 0.04 $0.60 Transmission 0.01 O&M 0.03 Distribution: Interest (0.02) $0.50 Margin 0.10 Taxes & Other 0.03 O&M 0.01 $0.40 Depreciation & Interest (0.04) $0.30 Taxes & Other (0.02) $0.20 $0.10 $0.00 Q2 2024 Q2 2024 PSE&G PSEG Power & Other Q2 2025 Q2 2025 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other. 9 9 Results may not add due to rounding. $ / share

PSEG Second Quarter 2025 PSEG First Half Results PSEG Summary – Six Months ended June 30, Net Income ($ in millions) 2025 2024 Change PSE&G $878 $790 $88 PSEG Power & Other $296 $176 $120 Total PSEG $1,174 $966 $208 Non-GAAP Operating Earnings ($ in millions) 2025 2024 Change PSE&G $878 $790 $88 PSEG Power & Other $224 $180 $44 Total PSEG $1,102 $970 $132 10 10 See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other.

PSEG Second Quarter 2025 PSEG EPS Reconciliation – First Half Results $2.50 $2.35 $2.20 $0.09 $2.25 $0.17 Gross Margin 0.06 $1.94 $1.93 $2.00 Interest (0.04) Transmission 0.01 Taxes & Other 0.07 $1.75 Distribution: Margin 0.29 $1.50 O&M (0.04) Depreciation & Interest (0.06) $1.25 Taxes & Other (0.03) $1.00 $0.75 $0.50 $0.25 $0.00 YTD 2024 YTD 2024 PSE&G PSEG Power & Other YTD 2025 YTD 2025 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other. 11 11 Results may not add due to rounding. $ / share

PSEG Second Quarter 2025

PSE&G
Q2 and Year-to-Date 2025 Highlights

Operations

- PSE&G maintained exceptional levels of reliability and outstanding customer response following extreme heat wave and several severe storms with wind speeds up to 80 mph in June and early July
- Residential Electric and Gas customer count, a driver of margin growth under the Conservation Incentive Program (CIP), each grew by ~1% for the trailing 12 months ended June 30, 2025
- CIP minimizes margin volatility due to variations in sales, regardless of the sales driver (weather, energy efficiency, net-metered solar, economy)
- Weather-normalized sales for the trailing 12 months ended June 30:
  - Electric sales increased by 1%
  - Gas sales decreased by 1%
- PSE&G replaced year-to-date ~110 miles of gas main and ~16,000 associated gas services to homes and businesses as scheduled under gas main replacement program
  - Reduced reported methane emissions by over 30% system wide since 2018 through GSMP

Regulatory and Market Environment

- Implemented Summer Relief Initiative providing support to customers
- BPU approved annual revenue increase of $49 million for investments under GSMP II Extension effective August 1, 2025
- BPU approved annual revenue increase of $9 million for investments under IAP effective May 1, 2025
- PSE&G large load inquires for new service connections rose to more than 9,400 megawatts as of June 30, 2025
- July 2025 PJM capacity auction results of $329 per megawatt-day for the 2026/2027 energy year could keep bills relatively flat next year, assuming other energy supply costs remain the same and preserving the reduction from other charges expected to come off the bill

Financial

- PSE&G invested ~$0.9 billion in Q2 and ~$1.7 billion YTD; regulated capital investment program of ~$3.8 billion for 2025 on track and on schedule

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PSEG Second Quarter 2025 PSE&G Relief Measures Help Protect Customers from Higher Pass-Through Energy Supply Costs Summer Moratorium • Extension of Winter Termination Program providing utility shut-off protection to low-income and qualified individuals through 9/30/2025 • Residential reconnection fees also suspended through the same period Deferral of Electric Supply Increase • PSE&G will issue $30/month temporary credit to each residential electric customer's monthly bill during peak summer months in July and August 2025 • To recover the cost of the electricity provided by electric suppliers during the peak summer months, PSE&G will collect $10/month from September 2025 - February 2026 • PSE&G to forego the recovery of any carrying costs for the temporary credit to customers Customer Assistance Programs • PSE&G continues to provide energy assistance for qualifying customers, including the LIHEAP and SHARES for customers who may be experiencing a temporary financial crisis • PSE&G is also processing two sets of NJ funded relief payments on customer bills (REAP payments) Clean Energy Future - Energy Efficiency II Program (CEF-EE II) • New program cycle commenced in Q1 2025 and is designed to help customers reduce energy usage, improve affordability and lower carbon emissions while supporting economic growth in New Jersey PSE&G continues to advocate for long-term solutions to address the regional power supply-demand imbalance, including the development of new power generation in NJ 13

PSEG Second Quarter 2025

PSEG Power & Other

Nuclear Generation Measures	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Capacity Factor	88.8%	82.7%	94.3%	89.8%
Fuel Cost ($ millions)	$49	$42	$101	$93
Generation (GWh)	7,511	7,007	15,866	15,207
Fuel Cost ($/MWh)	$6.52	$5.99	$6.37	$6.12
Refueling Outages:	2025:	Spring – S1	Fall – HC, PB3	
	2024:	Spring – HC	Fall – S2, PB2	

Other Financial Considerations

- For 2025, total nuclear generation is forecasted to be 30-32 TWh
- Realized energy price historically aligned with the PECO hub
- Hope Creek to transition from 18-month to 24-month fuel cycles following fall 2025 refueling
- In May, PSEG Power refinanced its $1.25 billion term loan due June 2025 with the proceeds of the sale of $1.25 billion senior unsecured notes
- In May, PSEG Power's Salem 1, Salem 2 and Hope Creek nuclear plants ZEC sales concluded

PJM Capacity Auction Results

Delivery Period	PSEG's Average Prices	PSEG's Cleared Capacity
June 2024 – May 2025	$61/MW-Day	3,700 MW
June 2025 – May 2026	$270/MW-Day	3,500 MW
June 2026 – May 2027	$329/MW-Day	3,500 MW

Illustrative Gross Margin Change Above PTC

Output	$10/MWh	$25/MWh	$50/MWh
10 TWh	$100M	$250M	$500M
20 TWh	$200M	$500M	$1,000M
30 TWh	$300M	$750M	$1,500M

Note: Generation indicates net generation. Average Prices and Cleared Capacity reflect base and incremental auctions.
PJM's new conversion of ICAP (installed capacity) to UCAP (unforced capacity, which is what is bid), has resulted in less UCAP per MW of ICAP. PSEG Nuclear sold the full UCAP value of the units.

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PSEG Second Quarter 2025 Appendix 15

PSEG Second Quarter 2025

PSEG Maintains a Solid Financial Position

PSEG

PSEG Senior Unsecured Credit Ratings
Moody's = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable

PSEG Long-term Debt Outstanding	**$5.86B**
PSEG Consolidated Debt to Capitalization	**58%**

PSEG Power Senior Unsecured Credit Ratings
Moody's = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable

PSEG Power 364-Day Term Loan Outstanding [(1)]	**$0.40B**
PSEG Power Long-term Debt Outstanding [(2)]	**$1.24B**

PSEG Liquidity

- PSEG had approximately $3.6B of total available liquidity, including $186M of cash and cash equivalents, at June 30, 2025
- As of June 30, 2025, PSEG's variable rate debt was ~3% of total debt
- PSEG Power had net cash collateral postings of $257M at June 30, 2025

Public Service Electric & Gas

PSE&G Senior Secured Credit Ratings
Moody's = A1 / Outlook = Stable S&P = A / Outlook = Stable

PSE&G Long-term Debt Outstanding	**$15.54B**

PSEG Maturity Profile 2025 - 2029


1,400
1,200
1,000
800
600
400
200
0
Principal Maturing ($ Millions)
2025
2026
2027
2028
2029
PSE&G
PSEG Power
PSEG

All data is as of June 30, 2025 unless otherwise noted.
(1) 364-Day Term Loan is at a variable rate and is included in Short-Term Debt as Commercial Paper & Loans.
(2) In May, PSEG Power refinanced its $1.25 billion term loan due June 2025 with the proceeds of the sale of $1.25 billion senior unsecured notes ($750 million of 5.20% notes due 2030 and $500 million of 5.75% notes due 2035).
Note: Total long-term debt outstanding amounts may not add to PSEG Consolidated total long-term debt outstanding due to rounding. Amounts on slide are rounded up to two decimal places.

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PSEG Second Quarter 2025 PSEG Liquidity as of June 30, 2025 Expiration Total Available Company Facility Usage Date Facility Liquidity ($ millions) PSE&G Revolving Credit Facility March 2029 $1,000 $225 $775 PSEG Money Pool (A,B) PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2029 $1,500 $64 $1,436 (A) Revolving Credit Facility (PSEG Power) March 2029 1,250 37 1,213 (C) Letter of Credit Facility (PSEG Power) April 2026 75 45 30 $2,825 $146 $2,679 Total Facilities $3,825 $371 $3,454 PSEG Money Pool Cash and Short-term Investments $122 PSE&G Cash and Short-term Investments $64 Total Liquidity Available $3,640 Total Money Pool Liquidity Available $2,801 (A) Master Facility of $2.75B with a PSEG sub-limit of $1.5B and PSEG Power sub-limit of $1.25B, which can be adjusted subject to terms within the credit agreement. (B) The PSEG sub-limit includes a sustainability linked pricing-based mechanism with potential increases or decreases, which are not expected to be material, depending on performance relative to targeted methane emission reductions. 17 17 (C) PSEG Power has $275 million in uncommitted credit facilities with $95 million in letters of credit outstanding under these facilities.

PSEG Second Quarter 2025

Glossary of Terms

AFUDC	Allowance For Funds Used During Construction
AMI	Automated Metering Infrastructure
BGSS	Basic Gas Supply Service
BPU	New Jersey Board of Public Utilities
CAGR	Compound Annual Growth Rate
CEF	Clean Energy Future
CIP	Conservation Incentive Program
CWIP	Construction Work In Progress
E	Estimate
EC	Energy Cloud
EE	Energy Efficiency
EPS	Earnings Per Share
ESG	Environmental, Social and Governance
EV	Electric Vehicle
FERC	Federal Energy Regulatory Commission
FY	Full Year
GAAP	Generally Accepted Accounting Principles
GSMP	Gas System Modernization Program
HC	Hope Creek
IAP	Infrastructure Advancement Program
ICAP	Installed Capacity
LIHEAP	Low Income Home Energy Assistance Program
M&R	Metering and Regulating
MPH	Miles Per Hour
O&M	Operation & Maintenance
OPEB	Other Postretirement Benefits
PB	Peach Bottom
PECO	PECO Energy Company
PJM	Pennsylvania New Jersey Maryland
PPA	Power Purchase Agreement
PTC	Production Tax Credit
REAP	Residential Energy Assistance Payment
ROE	Return on Equity
S	Salem
SHARES	Statewide Heating Assistance and Referral Energy Service
UCAP	Unforced Capacity
YE	Year End
YTD	Year to Date
ZEC	Zero Emission Certificate

PSEG Investor Relations
80 Park Plaza
Newark NJ 07102
PSEG-IR-GeneralInquiry@pseg.com

Link to PSEG Investor Relations Website

Link to PSEG ESG Webpages

The information on the PSEG Investor Relations Website and the PSEG ESG Webpages is not incorporated herein and is not part of this slide presentation or the Form 8-K to which it is an exhibit.

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PSEG Second Quarter 2025 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation (a) Includes the financial impact from positions with Three Months Ended Six Months Ended forward delivery months. June 30, June 30, Reconciling Items (b) Income tax effect calculated at the statutory rate 2025 2024 2025 2024 except for qualified NDT related activity, which ($ millions, Unaudited) records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity. Net Income $ 585 $ 434 $ 1,174 $ 966 Please see Slide 3 for an explanation of PSEG’s use of (Gain) Loss on Nuclear Decommissioning Trust (NDT) Operating Earnings as a non-GAAP financial measure Fund Related Activity, pre-tax (108) (13) (120) (108) and how it differs from Net Income. (a) (Gain) Loss on Mark-to-Market (MTM), pre-tax (190) (159) (2) 99 Lease Related Activity, pre-tax - - - (4) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 97 51 50 17 Operating Earnings (non-GAAP) $ 384 $ 313 $ 1,102 $ 970 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 500 500 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 1.17 $ 0.87 $ 2.35 $ 1.93 (Gain) Loss on NDT Fund Related Activity, pre-tax (0.22) (0.03) (0.25) (0.22) (a) (Gain) Loss on MTM, pre-tax (0.38) (0.32) - 0.20 Lease Related Activity, pre-tax - - - (0.01) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 0 .20 0.11 0.10 0.04 Operating Earnings (non-GAAP) $ 0.77 $ 0.63 $ 2.20 $ 1.94 A 19 19

PSEG Second Quarter 2025 Reconciliation of Non-GAAP Operating Earnings PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation (a) Includes the financial impact from positions with Three Months Ended Six Months Ended forward delivery months. Reconciling Items June 30, June 30, (b) Income tax effect calculated at the statutory rate 2025 2024 2025 2024 except for qualified NDT related activity, which ($ millions, Unaudited) records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity. Net Income $ 253 $ 132 $ 296 $ 176 Please see Slide 3 for an explanation of PSEG’s use of (Gain) Loss on NDT Fund Related Activity, pre-tax (108) (13) (120) (108) Operating Earnings as a non-GAAP financial measure (a) and how it differs from Net Income. (Gain) Loss on MTM, pre-tax (190) (159) (2) 99 Lease Related Activity, pre-tax - - - (4) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 97 51 50 17 Operating Earnings (non-GAAP) $ 52 $ 11 $ 224 $ 180 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 500 500 B 20 20